2007 First Quarter Operational Update
1099 18th
Street, Suite 2300    Denver, Colorado 80202 303.293.9100, fax 303.291.0420     www.billbarrettcorp.com NYSE: BBG
May 8, 2007
Fred Barrett
CEO and Chairman
IR contact: Bill Crawford, Investor Relations Manager, bcrawford@billbarrettcorp.com
Joe Jaggers
COO and President
Bob Howard
CFO
Exhibit 99.2

5/7/2007 11:42 PM
This presentation and related conference call is forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These statements include terminology such as “may”, “could”, “should”, “expect”, “plan”, “project”, “intend”, “anticipate”,
“believe”, “estimate”, “predict”, “potential”, “encouraged”, “pursue”, “target”, “seek”, “objective”, and “continue”, the negative of such terms or other comparable terminology. These forward-looking statements reflect Bill Barrett Corporation's current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, market conditions, oil and gas price volatility, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects, the ability to receive drilling and other permits and regulatory approvals, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of Bill Barrett Corporation risk management activities, governmental regulations and other factors discussed in the Company's reports filed with the SEC, including the Annual Report on Form 10-K for the year ended December
31, 2006. Actual results may differ materially from those anticipated or implied in the forward-looking statements. Bill Barrett Corporation does not intend to publicly update or revise any forward-looking statements as a result of new information, future events, or otherwise.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements
Management believes the separate presentation of the non-cash component of general and administrative expense is useful because the cash portion provides a better understanding of its required cash for general and administrative expenses. Management also believes that this disclosure allows more accurate comparison to its peers who may have higher or lower costs associated with equity grants.

5/7/2007 11:39 PM
Key Financial/Operating Highlights
Q1 '07 Q4 '06 Q1 '06
Production (Bcfe)
14.2 14.2 13.1
Daily Rate (MMcfe/d)
157 154 146
Discretionary cash flow*
-in millions $68.5 $61.6 $71.3
-per diluted share $1.55 $1.39 $1.62
-per Mcfe $4.84 $4.35 $5.43
Net Income
-in millions $14.2 $11.0 $22.1
-per diluted share $0.32 $0.25 $0.50
Per Mcfe
-Realized price (including hedge effects) $6.84 $6.21 $7.42
-LOE $0.62 $0.58 $0.52
-G&A (excluding stock based comp)* $0.51 $0.50 $0.52
-Production taxes $0.39 $0.33 $0.63
*non-GAAP measure, see cautionary statements
-Gathering and transportation $0.36 $0.29 $0.30
(Unaudited)

1
5/8/2007 12:04 P
% of Anticipated Natural Gas Production Hedged with Associated Floor Price
65%
69%
69%
66%
63%
60%
62%
61%
60%
56%
23%
23%
21% 22%
21%
19% 19%
16%
17%
55%
52%
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
% Hedged
(Total)
Blended Floor
($/MMBtu)
Hedge Position (as of May 1, 2007)
REX scheduled in service to Missouri (1.5 Bcf/d)

5/8/2007 3:52 AM
Strong Track Record of Growth
Currently producing - 170+ MMcfe/d (Williston 6 MMcfe/d)
WRB 22
WRB 22
Uinta
64
Uinta
64
PRB 16
PRB 16
Piceance
47
Piceance
47
Williston 7
Williston 7
Q1 ’07 Production
(MMcfe/d)
80
90
100
110
120
130
140
150
160
170
180
'07
Guidance
Q1 '07 '06 '05 '04
Production
(MMcfe/d)
87
87
108
108
143
143
157
157
173
173
159
159

5/7/2007 11:40 PM
Development Update
West Tavaputs
•
Compression capacity 95 MMcf/d (gross)
•
Processing capacity 92 MMcf/d (gross)
•
Adding additional compression and processing capacity in Summer 2007
•
Drilled Peters Point 2-12 deep (Navajo formation) in 68 days
•
One shallow and one deep rig drilling, additional shallow in June 2007
•
40-acre spacing shallow pilot this year
•
EIS expected Spring 2008
Piceance
•
Added a fourth rig
•
102 wells planned for 2007
•
27 ten-acre pilots in 2007
Powder River Basin - CBM
•
Increasing production at Cat Creek (Big George)

7 5/7/2007 11:40 PM Development Update • Overall production – on forecast • Drilling and completion cost trends • LOE and gathering trend • Rockies Express • Summer ’07 gas prices

5/8/2007 3:54 AM
Delineation and Exploration Update
Yellow Jacket, Paradox Basin, Colorado
Drilled and cored 2 vertical Gothic shale exploratory tests, one has a test rate of 500+
Mcf/d
Additional 2+ exploratory tests in 2007
Lake Canyon/Blacktail Ridge Project, Uinta Basin, Utah
3 Wasatch and 6 Green River wells on production
Begin drilling 8+ Wasatch in Summer ‘07
Woodside – Uinta Basin, Utah
1 exploratory drilled in April 07 and testing four-way closure
Montana Overthrust – Circus Project
Initial 3-D indicates significant, multiple structures
2 tests planned for Q3 ’07
Big Horn Basin, Wyoming
After recompleting five stages in the Mesaverde at Sellers Draw #1, waiting on hookup to sales